Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
INTANGIBLE ASSETS

NOTE 5 — INTANGIBLE ASSETS

Total intangible assets consisted of the following as of December 31, 2024 and 2023:

	December 31, 2024
	Gross Amount	Accumulated Amortization	Net Balance
	U.S. dollars in thousands
Brands	7,774	(2,829)	4,945

	December 31, 2023
	Gross Amount	Accumulated Amortization	Net Balance
	U.S. dollars in thousands
Brands	7,774	(2,060)	5,714

Amortization expense was $768 thousand, $730 thousand, and $570 thousand, for the years ended December 31, 2024, 2023, and 2022, respectively. The amortization expenses were recorded as general and administrative expenses through the consolidated statements of operations. Estimated annual amortization expense for each of the next five years is expected to be $768 thousand.

The weighted average remaining amortization of the Brands as of December 2024 and 2023 was approximately 5.92 years and 6.92 years, respectively.

Management reviews intangible assets for impairment when performance expectations, events, or changes in circumstances indicate that the asset’s carrying value may not be recoverable. Management determined that the decrease in revenues and operating losses related to one of the Brands were indicative of an impairment as of December 31, 2024. As such, the Company evaluated the undiscounted future cash flows to the carrying value of the Brand. The evaluation indicated that the carrying amount of the Brand is recoverable. Accordingly, no impairment was recorded.

Share Purchase Agreement- Fort

On March 2, 2023, the Company entered into a share purchase agreement (the “Fort SPA”), with the holders (the “Sellers”), of all of the issued and outstanding share capital of Fort, a company incorporated under the laws of England and Wales and engaged in the sale of pest control products primarily through Amazon.uk, pursuant to which on March 9, 2023, the Company acquired all of the issued and outstanding share capital of Fort, for approximately £2 million (approximately $2.4 million) (the “Fort Acquisition”). As of December 31, 2023, the Company had an outstanding liability to the sellers of $332 included in other payables in the consolidated balance sheet. During 2024, the Company paid to the Seller the outstanding liability in full.

On March 9, 2023, the Company recognized the amount of $1,991 thousand paid in connection with the Fort Acquisition amortized over a period of 10 years.

As part of the Fort SPA, the employment of these employees was terminated within three months, and all termination costs were paid by the Sellers.

Also, in connection with the closing of the Fort Acquisition, on March 9, 2023, Fort and the Sellers entered into a consulting agreement, pursuant to which the Sellers will provide the Company with consultancy services for a period of six months following the closing, at a monthly fee of £2.5 thousand (approximately $3 thousand). On September 20, 2023, the Company and the Sellers entered into a new consulting agreement for an indefinite period at a monthly fee of £3.5 thousand (approximately $4.5 thousand) effective as of June 1, 2023 (the “Fort Consulting Agreement”). On July 9, 2024, the Fort Consulting Agreement was terminated.

The Company did not obtain any substantive processes, assembled workforce, or employees capable of producing outputs in connection with the acquisition. Therefore, the transaction was accounted for as an asset acquisition, as the acquired assets did not meet the definition of a business as defined by ASC 805, Business Combinations.

On February 29, 2024, the Company extended a side letter to the Fort SPA to the Sellers, pursuant to which the Company agreed to increase certain adjustment amount payments to the Sellers by approximately £100 thousand (approximately $128 thousand). These adjustments were included in the outstanding liability as of December 31, 2023. During 2024 the Company paid to the Sellers the outstanding liability in the amount of $330 thousand.